UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2007
Commission file number: 333-144239
Tropicana Entertainment, LLC
Tropicana Finance Corp.
CP Laughlin Realty, LLC
Columbia Properties Vicksburg, LLC
JMBS Casino LLC
(Exact name of Registrant as Specified in its Charter)

Delaware	20-5319263
Delaware	20-5654040
Delaware	20-0109621
Mississippi	38-3680199
Mississippi	01-0586282
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
740 Centre View Blvd., Crestview Hills, Kentucky 41017
(Address of Principal Executive Offices, including Zip Code)
(859) 669-1500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 26, 2007, Tropicana Entertainment, LLC (“Tropicana Entertainment”) announced that John G. Jacob, Chief Financial Officer, Senior Vice President and Treasurer of Tropicana Entertainment, had resigned his positions with the company to accept a position as a senior financial officer at a company located in Ohio. Mr. Jacob’s resignation will become effective on November 30, 2007. A copy of the press release issued by Tropicana Entertainment on November 26, 2007 announcing Mr. Jacob’s resignation is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     On November 27, 2007, Tropicana Entertainment announced the appointment of Theodore R. Mitchel to succeed Mr. Jacob as Chief Financial Officer, Senior Vice President and Treasurer of Tropicana Entertainment. Mr. Mitchel has served as Secretary and Treasurer of Columbia Sussex, Corporation, an affiliate of Tropicana Entertainment, since 1989. Mr. Mitchel’s appointment will become effective on November 30, 2007. A copy of the press release issued by Tropicana Entertainment on November 27, 2007 announcing Mr. Mitchel’s appointment is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 8.01	Other Events
Exchange Offer Closing
     On November 21, 2007, Tropicana Entertainment completed its offer to exchange (the “Exchange Offer”) its unregistered 9 5/8% Senior Subordinated Notes due 2014 issued on December 28, 2006 (the “Outstanding Notes”) for an equal principal amount of 9 5/8% Senior Subordinated Notes due 2014 that have been registered under the Securities Act of 1933, as amended. A total of $960.0 million in aggregate principal amount, or 100%, of the Outstanding Notes were validly tendered to, and accepted for exchange by, Tropicana Entertainment in the Exchange Offer.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release, dated November 26, 2007, issued by Tropicana Entertainment, LLC announcing the resignation of John G. Jacob
Exhibit 99.2	Press release, dated November 27, 2007, issued by Tropicana Entertainment, LLC announcing the appointment of Theodore R. Mitchel

Signature
     Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.
DATE: November 28, 2007

Tropicana Entertainment, LLC, registrant
By:	/s/ JOSEPH A. YUNG
Joseph A. Yung
Senior Vice President—Development

Tropicana Finance Corp., registrant
By:	/s/ JOSEPH A. YUNG
Joseph A. Yung
Senior Vice President—Development

CP Laughlin Realty, LLC, registrant
By:	/s/ JOSEPH A. YUNG
Joseph A. Yung
Senior Vice President—Development

Columbia Properties Vicksburg, LLC, registrant
By:	/s/ JOSEPH A. YUNG
Joseph A. Yung
Senior Vice President—Development

JMBS Casino LLC, registrant
By:	/s/ JOSEPH A. YUNG
Joseph A. Yung
Senior Vice President—Development

3